UNITED STATES
                  SECURITIES EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                            FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                        December 20, 2000

                        EUROKIOSK, INC.
     (Exact name of registrant as specified in its charter)


        DELAWARE                           13-4054666
        --------                           ----------
(State or other jurisdiction             (I.R.S. Employer
of incorporation or organization)        Identification No.)


1 ROCKEFELLER PLAZA - SUITE 1600
NEW YORK, NEW YORK                            10020
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(Address of principal executive offices)    (Zip Code)


Registrant's telephone number             (212) 265-4600
                                          --------------


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FORWARD LOOKING STATEMENTS

Except for the Historical Information Contained Herein, Certain Matters Discussed in this Report May Be Considered "Forward-looking Statements" Within The Meaning of The Securities Act of 1933 And The Securities Exchange Act of 1934, as Amended by The Private Securities Litigation Reform Act of 1995. Those Statements Include Statements Regarding The Intent, Belief or Current Expectations of The Company and Members of its Management as Well as the Assumptions on Which Such Statements Are Based. Prospective Investors Are Cautioned That Any Such Forward-looking Statements Are Not Guarantees of Future Performance and Involve Risks and Uncertainties, and That Actual Results May Differ Materially from Those Contemplated by Such Forward-looking Statements. Important Factors Currently Known to Management That Could Cause Actual Results to Differ Materially from Those in Forward-looking Statements Include "The Company's Operating Results Could Fluctuate, Causing Its Stock Price to Fall", "If the Company Cannot Integrate Acquired Companies in its Business, its Profitability May Be Adversely Effected", and "The Company May Not Be Able to Compete Successfully Against Other Companies." These and Additional Important Factors to Be Considered Are Set Forth in the Safe Harbor Compliance Statement for Forward-looking Statements the Company Undertakes No Obligation to Update or Revise Forward-looking Statements to Reflect Changed Assumptions, the Occurrence of Unanticipated Events or Changes to Future Operating Results.


Item 2.  Acquisition or Disposition of Assets

Eurokiosk, Inc., on December 20, 2000 acquired all the outstanding shares of common stock of Global Wireless Ltd., (hereinafter "Global Wireless") a company incorporated under the laws of the province of British Columbia, Canada.

Under the Acquisition Agreement, a copy of which is attached as an Exhibit, Eurokiosk will issue 5,490,514 shares of common stock to the shareholders of Global Wireless in consideration of Eurokiosk's acquisition of all of the outstanding shares of common stock in Global Wireless. The transaction has been approved by the shareholders of both Eurokiosk and Global Wireless.

As a result of the acquisition of Global Wireless, control of Eurokiosk is now in the hands of the shareholders of Global Wireless. Pursuant to the terms of the Acquisition Agreement, Eurokiosk shall, effective January 5, 2001, change its name to 20/20 Wireless Inc.




ABOUT 20/20 WIRELESS INC.

Subsequent to the acquisition of Global Wireless by Eurokiosk, Company will change its name to 20/20 Wireless Inc., (hereinafter
"20/20 Wireless").

20/20 Wireless is a wireless technology company that provides wireless monitoring and diagnostic systems to the electrical, cable television, telephone vending, and petroleum industries. 20/20's systems allow the operators of these industries to better monitor the status of critical network equipment and increase its reliability. 20/20's goal is to become the leading provider of wireless monitoring and diagnostic systems, enabling its industrial partners to maximize the use of their remote equipment with wireless integration.

20/20 has developed several patentable products that are beta ready. 20/20 has a cable television (CATV) beta test trial in progress with ComCast Communications and Time Warner in California. 20/20 also seeks to serve the telephone and electricity industry with a similar application, with market potential which 20/20 estimates at 5-10 times that of CATV. Other stationary networks which 20/20 seeks to monitor include utility consumption metering, food/video game vending machines, electrial distribution equipment, oil and gas field services monitoring and construction equipment 'time of use' metering.



Item 5.   Other Events

Effective January 5, 2000, the Company will change its name to 20/20 Wireless Inc.


Item 7.   Financial Statements and Exhibits

At this time, 20/20 Wireless is unable to provide the required financial statements for Global Wireless. The Company however expects to file such financial statements as an amendment to this Form as soon as practicable, but not later than sixty
(60) days after the report on this Form is to be filed.

A copy of the Acquisition Agreement between Eurokiosk and Global
Wireless, is attached hereto as an exhibit.


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SIGNATURES

In accordance with the requirements of the Securities Exchange
Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 4, 2001
Eurokiosk, Inc.
(Registrant)

/s/ Shane Henty Sutton
President